                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              SEPTEMBER 12, 1997
               Date of report (Date of earliest event reported)

                             CALLAWAY GOLF COMPANY
              (Exact Name of Registrant as Specified in Charter)

       CALIFORNIA                  1-10962                     95-3797580
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
     of Incorporation)           File Number)              Identification No.)

                             2285 RUTHERFORD ROAD
                            CARLSBAD, CA 92008-8815
                   (Address of Principal Executive Offices)

                                (760) 931-1771
             (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

        On September 12, 1997, Callaway Golf Company, a California corporation (the "Company"), issued a press release announcing that Mr. Glenn Schmidt had rejoined the Company and that all disputes between Mr. Schmidt and the Company had been resolved, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            99.1 Press Release, dated September 12, 1997, of Callaway Golf Company.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 1997                        CALLAWAY GOLF COMPANY


                                                By: /s/ DONALD H. DYE
                                                   ----------------------------
                                                   Donald H. Dye
                                                   President and CEO
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                                 EXHIBIT INDEX

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
Exhibit Number        Description
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

    99.1              Press Release, dated September 12, 1997, of
                      Callaway Golf Company.
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